UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022—October 31, 2023

Item 1: Reports to Shareholders

Annual Report  |  October 31, 2023
Vanguard International Value Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard International Value Fund returned 13.97%, outperforming the 12.07% return of its benchmark, the MSCI All Country World Index ex USA.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	Eight of the fund’s 11 sectors posted double-digit returns. Overall, the advisors’ selections in materials and energy helped performance relative to the benchmark. Selections in industrials and consumer staples detracted.
•	Returns were positive across all regions and were strongest in Europe, which represents nearly half of the fund’s holdings. Pacific stocks helped relative performance primarily through security selection in South Korea and Hong Kong. Emerging market stocks detracted.
•	For the 10 years ended October 31, the fund’s average annual return was 2.74%, outpacing the 2.54% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard International Value Fund returned 13.97%, well ahead of the 12.07% return of its benchmark, the MSCI All Country World Index ex USA.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2023.
Lazard Asset Management LLC
Portfolio Managers:
Michael G. Fry, Managing Director
Michael A. Bennett, CPA,
Managing Director
For most of the period, earnings were much more resilient than anticipated, resulting in positive equity returns. This was somewhat interrupted during the third quarter of 2023 when consensus international earnings estimates were revised modestly lower and investors grew concerned about the lagged effects of substantially higher interest rates. Chinese equities underperformed developed markets as enthusiasm for their economic reopening faded. The global semiconductor industry saw a boost in demand for artificial intelligence (AI)-related chips in the spring of 2023, which helped offset the weaker-than- expected recovery in China.
For the period, our portfolio lagged the benchmark on a net-of-fees basis. Outperformance from various semiconductor investments was offset by underperformance from direct and indirect exposure to China. While the major internet and e-commerce-related companies we own (Tencent and Alibaba) performed well, our renewables investments (China Longyuan, Wuxi Lead, and Sungrow Power) fell significantly, as did athleisure apparel company Li Ning and ENN Energy.
Several semiconductor stocks helped to offset the portfolio’s negatives from China. These stocks benefited from AI news in the spring and from the easing of an inventory glut that followed COVID-19- related shortages. One name in particular rose more than 100% during the period: DISCO. The Japanese company manufactures semiconductor capital equipment that provides dicers for cutting semiconductor chips from wafers, along with grinders and polishers that shave silicon wafers to the correct thickness.

2

We believe that the market is transitioning from one driven by style extremes— expansive growth from 2019 to 2020, then low quality from 2021 to 2022—to one once again driven by fundamentals. For much of the decade leading up to the COVID-19 pandemic, we experienced a more normal, fundamentally led market, where the influence of style was not significant and stock selection was able to bubble up and drive performance. We believe we had mostly good stock selection for that decade. Over the last 12 months, stock selection was challenged; our investments in China underperformed primarily under the weight of macroeconomic weakness relative to expectations.
Sprucegrove Investment Management Ltd.
Portfolio Managers:
Arjun Kumar, CFA,
Chief Executive Officer and Managing Director
Shirley Woo, CFA, Managing Director
The gain for international equity markets for the 12 months is attributable to the recovery in the fourth quarter of 2022 into early 2023. Since then, markets have been on a downward trend as the initial relief that a recession may be avoided began to fade. While the cycle of rate hikes appears to be nearing its end, investors are now expecting higher rates for longer.
In the last few months of the period, bond yields and energy prices rose. At the same time, softer earnings expectations were reflected in valuations in the broader market, which created a narrow set of winners and put our portion of the fund out of favor based on short-term factors. For the coming period, signs of subsiding inflation should ease upward pressure on interest rates and the U.S. dollar, which should create more favorable conditions for the portfolio to outperform.
Negative stock selection in the financial and industrial sectors drove underperformance, which offset positive selection in materials, utilities, and energy. Within financials, emerging markets holdings lagged the performance of European and Japanese diversified financials and banks that the portfolio does not own due to quality. Stock selection in industrials trailed; this was due, in part, to lack of exposure to Japanese industrial conglomerates. Japanese equities, particularly financials and industrials, have been one of the strongest developed markets this year. They were supported by cyclical favorable conditions and initiatives by the Tokyo Stock Exchange to bolster companies with low book value.
It is essential to understand how the portfolio is positioned today. Our bottom-up, fundamental approach has been consistently applied over the decades as we continue to focus on constructing portfolios of quality companies at attractive valuations. Over the last 12 months, we have added new
3

names to the portfolio and augmented several existing positions as opportunities presented themselves.
At the end of the period, the portfolio represented higher-quality securities that are lower risk (as gauged by financial leverage) and are more attractively valued than those of the benchmark. These characteristics are critical to our quest to achieve superior investment returns through a complete market cycle.
ARGA Investment Management, LP
Portfolio Managers:
A. Rama Krishna, CFA, Founder and
Chief Investment Officer
Steven Morrow, CFA, Director of Research
International equities performed well for the 12 months ended October 31, 2023. However, volatility was high; investors reacted—and overreacted—to news around global events. China, for example, drove markets up after easing its restrictive COVID-19 policy, then down on macroeconomic and property market weakness. Ebbs and flows in recession fear also drove market swings.
Market volatility can benefit value investors. While fear and uncertainty can lead some investors to overreact, more disciplined investors can exploit resulting pricing opportunities. Such exploitation continued to play out in the ARGA- managed portfolio, which outperformed the broader market.
ARGA’s goal is to own deeply underpriced equities with substantial upside. The year’s turmoil highlights the importance of adhering to a consistent investment process devoid of emotion. ARGA’s global research team follows a systematized process to identify stressed companies priced at discounted market valuations. Mandatory stress tests evaluate companies’ ability to survive prolonged stress and emerge stronger. Strict sell discipline guards against overenthusiasm when stress fades.
Portfolio results show this process discipline can work in good and bad times, in up and down markets. During the 12-month period, nine of 11 sectors and all nine regions made positive contributions to relative results. While impacts of specific factors such as interest rates varied, the underlying performance driver was the same: Valuations of many undervalued holdings recovered over time.
Going forward, ARGA expects continued market volatility as investors react to new global threats, such as the Middle East war. The ARGA international equity portfolio will continue to take advantage of resulting valuation opportunities. While many gains have been realized already, many remain embedded in the portfolio, specifically in undervalued areas such as lodging and gaming, Chinese internet, and semiconductors—which should benefit from AI and autonomous driving. A burgeoning area of opportunity is climate transition, as decarbonization investments
4

may substantially create or diminish company values.
The keys to realizing these and other value opportunities are discipline and patience.
Vanguard International Value Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	40	4,940	The advisor uses a research-driven, bottom-up, relative-value approach in selecting stocks. The goal is to identify individual stocks that offer an appropriate trade-off between low relative valuation and high financial productivity.
Sprucegrove Investment Management Ltd.	34	4,226	The advisor employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on industries and companies is central to this investment process.
ARGA Investment Management, LP	25	3,092	The advisor invests in deeply undervalued securities with long-term upside. Its valuation discipline is based on fundamental research and present value, with full integration of ESG risks and opportunities.
Cash Investments	1	164	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2023
International Value Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$928.60	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

International Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Value Fund	13.97%	4.00%	2.74%	$13,098
MSCI All Country World Index ex USA	12.07	3.46	2.54	12,854
See Financial Highlights for dividend and capital gains information.
8

International Value Fund
Fund Allocation
As of October 31, 2023

United Kingdom	14.9%
Japan	11.1
France	8.8
Germany	7.5
China	6.9
Switzerland	6.3
Netherlands	6.1
Hong Kong	5.3
Brazil	3.7
India	3.3
Canada	3.2
United States	2.9
Ireland	2.6
South Korea	2.4
Taiwan	2.2
Singapore	2.0
Indonesia	1.9
Denmark	1.7
Finland	1.3
Other	5.9
The table reflects the fund’s investments, except for short-term investments and derivatives.
9

International Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (92.8%)
Australia (0.6%)
	National Australia Bank Ltd.	2,029,400	36,355
	QBE Insurance Group Ltd.	1,765,216	17,504
*	Adbri Ltd.	13,390,194	16,822
			70,681
Belgium (0.4%)
	KBC Group NV	846,711	46,599
Brazil (1.9%)
	Banco Bradesco SA ADR	38,829,974	108,336
	Ambev SA ADR	26,553,800	67,181
	Banco do Brasil SA	3,133,800	30,053
	JBS SA	3,454,000	13,722
	Petroleo Brasileiro SA ADR	757,150	11,357
			230,649
Canada (3.0%)
	Suncor Energy Inc.	4,169,426	135,027
	Nutrien Ltd.	1,081,610	58,091
	Stella-Jones Inc.	815,400	42,712
	Great-West Lifeco Inc.	1,442,415	39,962
	Saputo Inc.	1,666,949	33,658
	North West Co. Inc.	1,135,211	28,946
	Alimentation Couche-Tard Inc.	470,100	25,591
	Toronto-Dominion Bank	263,900	14,736
			378,723
China (6.6%)
*	Alibaba Group Holding Ltd.	25,799,900	265,612
	Tencent Holdings Ltd.	5,091,300	188,423
	Ping An Insurance Group Co. of China Ltd. Class H	12,665,500	64,245
	ENN Energy Holdings Ltd.	7,549,400	57,188
	Sungrow Power Supply Co. Ltd. Class A	3,593,953	41,415
	Li Ning Co. Ltd.	12,537,500	38,420
		Shares	Market Value• ($000)
	Autohome Inc. ADR	1,112,003	29,746
*	Alibaba Group Holding Ltd. ADR	334,409	27,601
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	25,992,000	24,126
	Hengan International Group Co. Ltd.	7,179,500	24,046
	Wuxi Lead Intelligent Equipment Co. Ltd. Class A	5,994,938	22,984
*	Trip.com Group Ltd. ADR	603,258	20,511
	Weibo Corp. ADR	1,156,924	13,686
			818,003
Denmark (1.6%)
	Novo Nordisk A/S Class B	1,526,838	147,303
	Carlsberg A/S Class B	449,863	53,612
			200,915
Egypt (0.2%)
	Commercial International Bank Egypt SAE (Registered) GDR	24,883,498	28,320
Finland (1.3%)
	Nokia OYJ	20,115,499	66,999
	Sampo OYJ Class A	1,571,237	61,795
	Nokian Renkaat OYJ	3,679,749	27,828
			156,622
France (8.4%)
	Airbus SE	1,443,615	193,554
	Air Liquide SA	851,695	145,940
	Engie SA	8,409,958	133,759
	Thales SA	567,781	83,792
	Pernod Ricard SA	398,313	70,731
	Bureau Veritas SA	2,962,936	67,489
	TotalEnergies SE	1,006,606	67,299
	Legrand SA	672,121	58,143
	Kering SA	142,136	57,807
	Accor SA	1,633,993	52,129
	Capgemini SE	290,764	51,386
10

International Value Fund
		Shares	Market Value• ($000)
	Bouygues SA	952,603	33,512
	ArcelorMittal SA	1,204,465	26,652
			1,042,193
Germany (5.9%)
	BASF SE	2,551,424	117,894
	SAP SE	857,153	114,972
	Fresenius Medical Care AG & Co. KGaA	1,937,870	64,388
	Continental AG	959,511	62,646
	Merck KGaA	388,917	58,741
	Henkel AG & Co. KGaA	804,040	50,816
[1]	Siemens Healthineers AG	1,029,148	50,631
	Bayerische Motoren Werke AG	533,870	49,652
*,1	Covestro AG	832,771	42,190
	Infineon Technologies AG	1,365,548	39,888
	MTU Aero Engines AG	152,798	28,719
	Fresenius SE & Co. KGaA	1,071,944	27,574
	FUCHS SE	606,100	20,355
			728,466
Hong Kong (5.1%)
	AIA Group Ltd.	20,426,200	177,377
*	Sands China Ltd.	44,212,800	119,023
*	Melco Resorts & Entertainment Ltd. ADR	8,831,144	74,535
	Jardine Matheson Holdings Ltd.	1,058,200	42,880
	Galaxy Entertainment Group Ltd.	7,365,000	41,402
	Xinyi Glass Holdings Ltd.	26,092,557	29,981
	Techtronic Industries Co. Ltd.	3,135,000	28,621
[1]	ESR Group Ltd.	18,994,000	24,405
	Sun Hung Kai Properties Ltd.	2,353,500	24,167
[1]	WH Group Ltd.	38,320,243	22,886
	CK Asset Holdings Ltd.	3,309,500	16,542
	Yue Yuen Industrial Holdings Ltd.	12,157,000	14,214
	Hongkong Land Holdings Ltd.	4,386,600	13,913
			629,946
India (3.2%)
	ICICI Bank Ltd. ADR	4,855,982	107,754
	Adani Ports & Special Economic Zone Ltd.	9,407,767	88,751
	HDFC Bank Ltd.	4,340,972	77,029
*	Zee Entertainment Enterprises Ltd.	23,967,023	74,623
	UPL Ltd.	7,530,784	48,897
			397,054
Indonesia (1.8%)
	Bank Mandiri Persero Tbk. PT	219,186,600	78,305
		Shares	Market Value• ($000)
	Astra International Tbk. PT	202,829,700	73,785
	Telkom Indonesia Persero Tbk. PT ADR	1,567,073	34,476
	Selamat Sempurna Tbk. PT	164,317,700	22,437
	Telkom Indonesia Persero Tbk. PT	69,300,200	15,192
			224,195
Ireland (2.5%)
*	Ryanair Holdings plc ADR	1,751,871	153,639
	CRH plc	1,444,361	77,514
*	ICON plc	304,712	74,338
			305,491
Italy (0.4%)
*	Brembo SpA	4,410,073	47,451
Japan (10.7%)
	Nitori Holdings Co. Ltd.	855,500	92,646
	Nomura Research Institute Ltd.	3,252,200	85,370
	Daiwa Securities Group Inc.	13,582,400	78,323
	Nidec Corp.	2,072,500	76,022
	Toyota Motor Corp.	4,333,500	75,809
	Nitto Denko Corp.	1,091,600	70,633
	Denso Corp.	4,324,800	63,861
	Daikin Industries Ltd.	431,600	62,228
	Hoya Corp.	629,300	60,582
	Nihon Kohden Corp.	2,341,300	55,299
	Disco Corp.	270,300	47,735
	ITOCHU Corp.	1,310,100	47,191
	Suzuki Motor Corp.	1,063,800	41,288
	Kubota Corp.	3,068,400	41,268
	Bandai Namco Holdings Inc.	1,853,700	38,406
	Recruit Holdings Co. Ltd.	1,335,500	38,292
	Omron Corp.	917,610	32,875
	Shimano Inc.	227,500	32,739
	Subaru Corp.	1,876,700	32,486
	Makita Corp.	1,246,300	32,213
	Ain Holdings Inc.	1,108,900	31,353
*	Renesas Electronics Corp.	2,273,800	29,868
	Koito Manufacturing Co. Ltd.	1,985,800	29,753
	Kansai Electric Power Co. Inc.	2,154,600	27,587
	Nomura Holdings Inc.	6,973,200	26,940
	Seria Co. Ltd.	1,937,500	26,855
	Komatsu Ltd.	931,000	21,391
	Daito Trust Construction Co. Ltd.	160,200	17,184
	FANUC Corp.	414,500	10,286
			1,326,483

11

International Value Fund
		Shares	Market Value• ($000)
Malaysia (0.2%)
	Westports Holdings Bhd.	38,481,000	27,129
Mexico (0.7%)
	Grupo Financiero Banorte SAB de CV	11,158,700	90,562
Netherlands (5.8%)
	Universal Music Group NV	3,647,420	89,321
*	Prosus NV	3,178,870	89,116
	ASM International NV	178,840	73,804
	Aegon Ltd.	13,401,722	65,176
	Akzo Nobel NV	861,325	57,782
	Coca-Cola Europacific Partners plc	937,292	54,677
	DSM-Firmenich AG	561,313	50,886
	ING Groep NV	3,903,893	50,050
	Wolters Kluwer NV	341,051	43,759
	Koninklijke Vopak NV	1,109,090	37,395
	IMCD NV	278,274	33,503
*	AerCap Holdings NV	530,331	32,944
	SBM Offshore NV	2,272,520	28,303
[1]	ABN AMRO Bank NV	979,952	13,199
			719,915
Norway (0.3%)
	Bakkafrost P/F	778,787	35,154
Panama (0.6%)
	Copa Holdings SA Class A	942,053	76,919
Philippines (0.3%)
	Puregold Price Club Inc.	43,303,300	20,685
	Universal Robina Corp.	9,706,600	18,713
			39,398
Singapore (1.9%)
	United Overseas Bank Ltd.	3,637,800	71,755
	DBS Group Holdings Ltd.	2,224,400	53,437
	Venture Corp. Ltd.	5,893,900	50,324
	Singapore Telecommunications Ltd.	21,871,700	38,006
	Sembcorp Industries Ltd.	8,653,300	29,031
			242,553
South Korea (2.3%)
	Samsung Electronics Co. Ltd.	2,350,492	116,995
[1]	Samsung Electronics Co. Ltd. GDR	82,490	103,196
	SK Hynix Inc.	675,713	58,680
*	SK Square Co. Ltd.	309,162	9,769
			288,640
		Shares	Market Value• ($000)
Spain (0.7%)
	Banco Santander SA	17,602,140	64,739
	Industria de Diseno Textil SA	832,978	28,753
			93,492
Sweden (0.4%)
	Assa Abloy AB Class B	2,514,156	53,589
Switzerland (6.0%)
	Roche Holding AG	629,539	162,238
	Holcim AG	2,451,769	151,587
	Novartis AG (Registered)	1,416,867	132,647
	Cie Financiere Richemont SA (Registered) Class A	806,337	95,128
	UBS Group AG (Registered)	3,333,642	78,329
	ABB Ltd. (Registered)	1,726,224	57,997
	Swatch Group AG	116,950	29,936
	Adecco Group AG (Registered)	786,649	29,770
*	Sandoz Group AG	283,373	7,368
			745,000
Taiwan (2.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	11,275,000	184,149
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	706,735	60,998
	King Slide Works Co. Ltd.	949,000	20,712
			265,859
United Kingdom (14.3%)
	BP plc	34,737,063	212,105
	RELX plc	4,626,748	161,602
	Compass Group plc	4,774,264	120,366
	HSBC Holdings plc	15,870,476	114,592
	Unilever plc	2,049,036	97,044
	Berkeley Group Holdings plc	1,916,528	94,210
	Anglo American plc	3,529,991	89,943
	HSBC Holdings plc (XHKG)	11,214,000	80,573
	Prudential plc	7,458,287	77,987
	Smiths Group plc	3,849,200	75,505
	IMI plc	4,226,990	75,490
	Smith & Nephew plc	6,362,483	71,203
	Shell plc	2,012,650	64,861
	Taylor Wimpey plc	38,336,418	51,779
	Weir Group plc	2,454,760	50,987
	RS Group plc	5,499,045	45,380
	Travis Perkins plc	4,642,103	41,826
	London Stock Exchange Group plc	410,915	41,459
	Victrex plc	2,240,170	37,531
	Spectris plc	890,650	33,655
	Whitbread plc	751,265	30,462
	Croda International plc	546,804	29,143

12

International Value Fund
		Shares	Market Value• ($000)
	Renishaw plc	734,299	27,589
	Kingfisher plc	10,496,980	26,804
	Lloyds Banking Group plc	29,916,882	14,561
*	easyJet plc	2,644,536	11,797
			1,778,454
United States (2.8%)
	Aon plc Class A	416,187	128,768
	RenaissanceRe Holdings Ltd.	383,167	84,140
	NXP Semiconductors NV	392,463	67,672
	Linde plc	161,680	61,772
			342,352
Vietnam (0.8%)
	Vietnam Dairy Products JSC	19,975,400	55,324
	Phu Nhuan Jewelry JSC	14,542,400	42,689
			98,013
Total Common Stocks (Cost $11,507,137)			11,528,820
Preferred Stocks (3.0%)
	Petroleo Brasileiro SA Preference Shares	14,889,100	102,593
	Itau Unibanco Holding SA Preference Shares	10,767,700	57,280
	Gerdau SA Preference Shares	11,975,460	51,709
	Henkel AG & Co. KGaA Preference Shares	965,047	69,614
	FUCHS SE Preference Shares	1,349,387	54,805
	Shares	Market Value• ($000)
Jungheinrich AG Preference Shares	1,517,112	40,727
Total Preferred Stocks (Cost $364,526)		376,728
Temporary Cash Investments (3.9%)
Money Market Fund (3.9%)
[2] Vanguard Market Liquidity Fund, 5.420% (Cost $479,253)	4,794,491	479,401
Total Investments (99.7%) (Cost $12,350,916)		12,384,949
Other Assets and Liabilities—Net (0.3%)		36,987
Net Assets (100%)		12,421,936
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $256,507,000, representing 2.1% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

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International Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2023	1,254	123,776	(8,045)
MSCI Emerging Market Index	December 2023	1,102	50,648	(3,649)
				(11,694)
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $11,871,663)	11,905,548
Affiliated Issuers (Cost $479,253)	479,401
Total Investments in Securities	12,384,949
Investment in Vanguard	453
Foreign Currency, at Value (Cost $9,021)	8,740
Cash Collateral Pledged—Futures Contracts	5,182
Receivables for Investment Securities Sold	113,815
Receivables for Accrued Income	54,740
Receivables for Capital Shares Issued	3,019
Variation Margin Receivable—Futures Contracts	34
Total Assets	12,570,932
Liabilities
Due to Custodian	11
Payables for Investment Securities Purchased	128,689
Payables for Capital Shares Redeemed	6,494
Payables to Investment Advisor	5,571
Payables to Vanguard	2,238
Deferred Foreign Capital Gains Taxes	5,993
Total Liabilities	148,996
Net Assets	12,421,936
At October 31, 2023, net assets consisted of:

Paid-in Capital	12,133,179
Total Distributable Earnings (Loss)	288,757
Net Assets	12,421,936

Net Assets
Applicable to 339,890,036 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,421,936
Net Asset Value Per Share	$36.55
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	389,546
Interest[2]	25,163
Securities Lending—Net	796
Total Income	415,505
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,838
Performance Adjustment	693
The Vanguard Group—Note C
Management and Administrative	25,882
Marketing and Distribution	802
Custodian Fees	988
Auditing Fees	45
Shareholders’ Reports	199
Trustees’ Fees and Expenses	7
Other Expenses	1,818
Total Expenses	52,272
Net Investment Income	363,233
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	255,229
Futures Contracts	17,153
Foreign Currencies	(501)
Realized Net Gain (Loss)	271,881
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	1,002,782
Futures Contracts	4,925
Foreign Currencies	59
Change in Unrealized Appreciation (Depreciation)	1,007,766
Net Increase (Decrease) in Net Assets Resulting from Operations	1,642,880
1	Dividends are net of foreign withholding taxes of $22,790,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $24,784,000, $61,000, $2,000, and $13,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized Gain (Loss) is net of foreign capital gains taxes of $8,313,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($7,524,000).
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	363,233	365,829
Realized Net Gain (Loss)	271,881	(314,479)
Change in Unrealized Appreciation (Depreciation)	1,007,766	(3,259,520)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,642,880	(3,208,170)
Distributions
Total Distributions	(341,585)	(633,591)
Capital Share Transactions
Issued	1,777,129	2,352,101
Issued in Lieu of Cash Distributions	304,194	576,930
Redeemed	(2,693,213)	(2,573,910)
Net Increase (Decrease) from Capital Share Transactions	(611,890)	355,121
Total Increase (Decrease)	689,405	(3,486,640)
Net Assets
Beginning of Period	11,732,531	15,219,171
End of Period	12,421,936	11,732,531
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.96	$43.76	$32.48	$36.63	$35.86
Investment Operations
Net Investment Income[1]	1.045	1.019	1.091	.684	1.104
Net Realized and Unrealized Gain (Loss) on Investments	3.528	(10.011)	10.824	(3.723)	1.669
Total from Investment Operations	4.573	(8.992)	11.915	(3.039)	2.773
Distributions
Dividends from Net Investment Income	(.983)	(1.087)	(.635)	(1.111)	(.943)
Distributions from Realized Capital Gains	—	(.721)	—	—	(1.060)
Total Distributions	(.983)	(1.808)	(.635)	(1.111)	(2.003)
Net Asset Value, End of Period	$36.55	$32.96	$43.76	$32.48	$36.63
Total Return[2]	13.97%	-21.28%	36.91%	-8.69%	8.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,422	$11,733	$15,219	$9,408	$10,360
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.38%	0.36%	0.35%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.72%	2.68%	2.56%	2.05%	3.15%
Portfolio Turnover Rate	29%	37%	33%	72%	38%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.01%), (0.02%), and (0.01%).
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Notes to Financial Statements
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in
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International Value Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the
20

International Value Fund
higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  The investment advisory firms Lazard Asset Management LLC, Sprucegrove Investment Management Ltd., and ARGA Investment Management, LP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and ARGA Investment Management, LP, are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding five years. The basic fee of Sprucegrove Investment Management Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA since October 31, 2020.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a net increase of $693,000 (0.01%) based on performance.
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International Value Fund
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $453,000, representing less than 0.01% of the fund’s net assets and 0.18% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	1,057,433	61,772	—	1,119,205
Common Stocks—Other	630,228	9,779,387	—	10,409,615
Preferred Stocks	211,582	165,146	—	376,728
Temporary Cash Investments	479,401	—	—	479,401
Total	2,378,644	10,006,305	—	12,384,949

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	11,694	—	—	11,694
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
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International Value Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	315,576
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(14,245)
Capital Loss Carryforwards	(17,498)
Qualified Late-Year Losses	—
Other Temporary Differences	4,924
Total	288,757
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	341,585	633,591
Long-Term Capital Gains	—	—
Total	341,585	633,591
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,391,381
Gross Unrealized Appreciation	1,653,427
Gross Unrealized Depreciation	(1,659,859)
Net Unrealized Appreciation (Depreciation)	(6,432)
F.  During the year ended October 31, 2023, the fund purchased $3,680,065,000 of investment securities and sold $4,137,391,000 of investment securities, other than temporary cash investments.
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International Value Fund
G.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)
Issued	46,674	61,320
Issued in Lieu of Cash Distributions	8,593	14,416
Redeemed	(71,293)	(67,638)
Net Increase (Decrease) in Shares Outstanding	(16,026)	8,098
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Value Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Tax information (unaudited)
The fund hereby designates $299,672,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $6,375,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $412,270,000 and foreign taxes paid of $26,024,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q460 122023

Annual Report  |  October 31, 2023
Vanguard Diversified Equity Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Diversified Equity Fund returned 7.88%, lagging the 8.51% return of its benchmark, the MSCI US Broad Market Index.
•	Early on, inflation continued to ease amid ongoing interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	Vanguard Diversified Equity Fund is a fund of funds, investing in six actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum.
•	Returns of the underlying funds ranged from about –2% for Vanguard Explorer Fund to more than 15% for Vanguard U.S. Growth Fund. Three of the funds outpaced their benchmark indexes and three lagged. The underperforming funds accounted for roughly half the fund’s assets.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2023
Diversified Equity Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,004.80	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figure for that period is 0.35%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Diversified Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Equity Fund	7.88%	10.02%	10.09%	$26,149
MSCI US Broad Market Index	8.51	10.35	10.60	27,394
See Financial Highlights for dividend and capital gains information.
4

Diversified Equity Fund
Underlying Vanguard Funds
As of October 31, 2023
Vanguard U.S. Growth Fund Investor Shares	30.1%
Vanguard Growth and Income Fund Investor Shares	20.3
Vanguard WindsorTM Fund Investor Shares	20.0
Vanguard Windsor II Fund Investor Shares	15.2
Vanguard ExplorerTM Fund Investor Shares	9.7
Vanguard Mid-Cap Growth Fund	4.7
The table reflects the fund's investments, except for short-term investments.
5

Diversified Equity Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.1%)
Vanguard U.S. Growth Fund Investor Shares	14,202,594	676,186
Vanguard Growth and Income Fund Investor Shares	8,671,500	456,381
Vanguard Windsor Fund Investor Shares	22,285,386	450,611
Vanguard Windsor II Fund Investor Shares	8,691,871	340,982
Vanguard Explorer Fund Investor Shares	2,352,435	217,835
Vanguard Mid-Cap Growth Fund	5,484,992	106,299
Total Investment Companies (Cost $1,679,080)		2,248,294
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.420% (Cost $—)	1	—
Total Investments (100.1%) (Cost $1,679,080)		2,248,294
Other Assets and Liabilities—Net (-0.1%)		(2,130)
Net Assets (100%)		2,246,164
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Diversified Equity Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,679,080)	2,248,294
Receivables for Investment Securities Sold	66
Receivables for Capital Shares Issued	367
Total Assets	2,248,727
Liabilities
Due to Custodian	247
Payables for Capital Shares Redeemed	2,316
Total Liabilities	2,563
Net Assets	2,246,164
At October 31, 2023, net assets consisted of:

Paid-in Capital	1,596,706
Total Distributable Earnings (Loss)	649,458
Net Assets	2,246,164

Net Assets
Applicable to 56,939,767 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,246,164
Net Asset Value Per Share	$39.45
See accompanying Notes, which are an integral part of the Financial Statements.
7

Diversified Equity Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	22,497
Net Investment Income—Note B	22,497
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	111,577
Affiliated Funds Sold	(27,502)
Realized Net Gain (Loss)	84,075
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	58,510
Net Increase (Decrease) in Net Assets Resulting from Operations	165,082
See accompanying Notes, which are an integral part of the Financial Statements.
8

Diversified Equity Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,497	19,185
Realized Net Gain (Loss)	84,075	327,658
Change in Unrealized Appreciation (Depreciation)	58,510	(967,703)
Net Increase (Decrease) in Net Assets Resulting from Operations	165,082	(620,860)
Distributions
Total Distributions	(242,790)	(196,729)
Capital Share Transactions
Issued	220,636	293,317
Issued in Lieu of Cash Distributions	224,491	182,595
Redeemed	(301,556)	(443,391)
Net Increase (Decrease) from Capital Share Transactions	143,571	32,521
Total Increase (Decrease)	65,863	(785,068)
Net Assets
Beginning of Period	2,180,301	2,965,369
End of Period	2,246,164	2,180,301
See accompanying Notes, which are an integral part of the Financial Statements.
9

Diversified Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$41.38	$56.40	$40.98	$37.95	$35.88
Investment Operations
Net Investment Income[1]	.398	.356	.385	.452	.455
Capital Gain Distributions Received[1]	1.973	6.162	2.294	1.866	3.087
Net Realized and Unrealized Gain (Loss) on Investments	.358	(17.785)	15.438	3.447	.575
Total from Investment Operations	2.729	(11.267)	18.117	5.765	4.117
Distributions
Dividends from Net Investment Income	(.256)	(.317)	(.346)	(.369)	(.383)
Distributions from Realized Capital Gains	(4.403)	(3.436)	(2.351)	(2.366)	(1.664)
Total Distributions	(4.659)	(3.753)	(2.697)	(2.735)	(2.047)
Net Asset Value, End of Period	$39.45	$41.38	$56.40	$40.98	$37.95
Total Return[2]	7.88%	-21.42%	45.67%	15.73%	12.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,246	$2,180	$2,965	$1,919	$1,789
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.77%	0.76%	1.19%	1.27%
Portfolio Turnover Rate	7%	12%	6%	14%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Diversified Equity Fund
Notes to Financial Statements
Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. Stock Funds. Financial Statements and other information about each underlying fund are available on www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
11

Diversified Equity Fund
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended October 31, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	9,192
Total Distributable Earnings (Loss)	(9,192)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
12

Diversified Equity Fund
The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	7,194
Undistributed Long-Term Gains	78,098
Net Unrealized Gains (Losses)	564,166
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	649,458
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	13,657	100,746
Long-Term Capital Gains	229,133	95,983
Total	242,790	196,729
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,684,128
Gross Unrealized Appreciation	647,669
Gross Unrealized Depreciation	(83,503)
Net Unrealized Appreciation (Depreciation)	564,166
E.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)
Issued	5,424	6,163
Issued in Lieu of Cash Distributions	6,342	3,454
Redeemed	(7,518)	(9,499)
Net Increase (Decrease) in Shares Outstanding	4,248	118
13

Diversified Equity Fund
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2023 Market Value ($000)
Vanguard Explorer Fund	219,915	28,430	14,078	(1,890)	(14,542)	794	9,689	217,835
Vanguard Growth and Income Fund	440,104	38,407	21,150	(1,501)	521	6,565	31,843	456,381
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	4	—	—
Vanguard Mid-Cap Growth Fund	107,541	275	2,451	(1,865)	2,799	275	—	106,299
Vanguard U.S. Growth Fund	638,320	8,268	66,575	(23,641)	119,814	2,215	—	676,186
Vanguard Windsor Fund	443,595	89,251	34,285	1,105	(49,055)	7,201	52,563	450,611
Vanguard Windsor II Fund	331,267	26,417	15,965	290	(1,027)	5,443	17,482	340,982
Total	2,180,742	191,048	154,504	(27,502)	58,510	22,497	111,577	2,248,294
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
H.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Diversified Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Diversified Equity Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 87.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $13,379,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $173,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $236,342,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
16

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6080 122023

Annual Report   |   October 31, 2023
Vanguard Emerging Markets Select Stock Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Emerging Markets Select Stock Fund returned 15.10%, outpacing the 10.96% return of its benchmark, the FTSE Emerging Index.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	On a geographic basis, the fund benefited from both market selection—overweighting strong performers or underweighting laggards—and security selection. Among the largest contributors were holdings in Hong Kong and South Korea, which are excluded from the index but recorded strong double-digit advances. These holdings totaled roughly 11% of the fund, on average. An underweight stake in China and underperforming holdings there crimped performance.
•	The fund’s holdings outperformed those of the index in 10 of 11 sectors. Only its consumer staples holdings lagged. The effect on the fund was negligible, however, as the advisor allocated less than 5% of fund assets to the sector, which trailed the weighting of the overall index.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Emerging Markets Select Stock Fund returned 15.10%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.
These comments were prepared on November 15, 2023.
Pzena Investment Management, LLC
Portfolio Managers:
Rakesh Bordia, Principal
Caroline Cai, CFA, Managing Principal
Allison Fisch, Managing Principal
Akhil Subramanian, Principal
Emerging markets rebounded in the fourth quarter of 2022 following concerns over global growth, inflation, and COVID-19 restrictions in China. China’s reopening propelled markets higher through the first quarter of 2023. However, soft Chinese economic data and property market weakness in recent months tempered optimism somewhat. The portfolio rose markedly, and outpaced the MSCI Emerging Markets Index, with the information technology and financial sectors contributing most to absolute performance. Consumer staples was the only sector to weigh on performance.
Top performer Elite Material, a Taiwanese producer of copper-clad laminate (CCL), which is used in circuit boards, rose along with the wider tech sector on artificial intelligence (AI) enthusiasm. The company also recently reported an earnings beat driven mainly by higher-margin AI server CCLs. South Korean metals company POSCO advanced on improving steel demand from China’s reopening and optimism around its lithium assets in Argentina. Trip.com, a Chinese online travel agency, climbed as Chinese COVID-19 restrictions were lifted.
The portfolio’s largest detractor, Sasol, a South African energy and chemical company, declined as oil prices fell from 2022 highs, and the company managed through coal-quality issues in its mining operations. Retail bank China Merchants Bank (CMB) declined despite reporting in-line 2Q23 results. Net interest margin fell amid lower asset yields, driven by falling interest rates and customer preference for more expensive time deposits. New loan growth in China also fell sharply. However, non-performing loans (excluding property developers) were broadly stable and private banking assets grew. Indonesian lender Bank Rakyat (BRI) declined as non-performing loans (NPLs) rose in the micro and small and medium enterprise segments. Ultimately, BRI’s full-year risk cost guidance remains unchanged, and the company has already set aside provisions amounting to more than double the current sum of NPLs.
Recessionary fears, concerns over interest rates and inflation, and dispersion among countries and sectors all continue to create attractive investments. We are finding cheap company valuations when assessed against fundamentals and are excited by the opportunity set in emerging markets.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Mike Gush
Andrew Stobart
Investors could be forgiven for losing patience with an asset class that has produced plenty of volatility but little in the way of excess returns over the last decade. In times like these, it becomes harder to exercise patience, but that is exactly when our investment edge is at its strongest. We firmly believe that investing over the long term remains the best way to invest in some of the world’s most promising regions.
Over the year, performance has been led by energy, materials, and information technology. In energy, our investment in Petrobras is driven by the expectation of moderate oil production growth, combined with the eventual realization by the market that, even in a decarbonizing world, there remains a place for one of the world’s lowest-cost, least-carbon-intensive major oil assets.
From a macro perspective, 2023 continued to be a volatile year for Chinese markets. One of the near-term detractors over the period was Silergy, a leading player in China’s semiconductor industry, as shorter-term concerns regarding the semiconductor cycle dominated the narrative. As we move into a U.S. presidential election year in 2024, we expect U.S.-China tensions to continue to ebb and flow, but we continue to ask ourselves: Is China perhaps clouding investors’ judgement on the rest of emerging markets?
Having pursued orthodox monetary policies and more stringent fiscal policies, emerging markets economies are looking increasingly robust, while the investment universe continues to broaden and deepen. There are many attractive emerging markets companies that are under-owned and arguably undervalued. With this in mind, we continue to search for those rare businesses with exceptional and underappreciated growth potential that sit at the forefront of important global trends.
Oaktree Fund Advisors, LLC
Portfolio Managers:
Frank J. Carroll III,
Managing Director and Co-Head
of Emerging Markets Equities

Janet Wang,
Managing Director
Emerging markets (EM) equities rose during the 12 months ended October 31, 2023. Although the asset class generated a gain, performance was volatile throughout the period. Stocks performed well through the end of 2022 and into 2023, primarily due to optimism about the broad reopening of China’s economy. However, EM equities later weakened as the actual pace of recovery failed to meet market expectations.
Against this backdrop, our portfolio outpaced its benchmark during the period, before fees and expenses. At the country level, our stock selection in Taiwan, Indonesia, South Africa, and India contributed the most to our relative results. Our underweight exposures to Saudi Arabia, Qatar, and the UAE also contributed positively, as did our overweight allocations to Greece and Korea. Meanwhile, our stock selection in China, Brazil, Thailand, and Peru detracted from our relative performance, as did our underweight exposure to Taiwan and our overweight exposures to Indonesia and Brazil.
By sector, our stock selection among materials, health care, communication services, and industrials boosted our relative returns, while our selection among financials, consumer staples, consumer discretionary, utilities, and real estate detracted. Our underweight exposures to financials and utilities contributed positively to our relative performance, as did our overweight allocation to energy. Our overweight exposure to materials and our underweight allocation to communication services had a negative impact.
As markets have remained volatile, we’ve remained patient and diligent in our investment process. We expect that we’ll be able to continue taking advantage of the market turbulence by buying the equities of high-quality, fundamentally sound companies at discounted prices. We believe this will leave us well positioned to generate strong returns.
Wellington Management Company llp
Portfolio Manager:
Mary Pryshlak, CFA,
Senior Managing Director and
Head of Investment Research
Emerging markets equities rose during the trailing 12-month period. Nearly all sectors in the index posted positive returns, led by the information technology, communication services, and energy sectors. Utilities declined during the period.
Emerging markets were pressured by persistent inflation, rising interest rates, a strengthening U.S. dollar, and slowing global growth, which we believe will continue to create volatility. However, performance dispersion remains wide, and pockets of strength are prevalent across the asset class.
In this environment, our portion of the Emerging Markets Select Stock Fund outperformed the FTSE All World

Emerging Markets Index. Notably, security selection in consumer discretionary, financials, and consumer staples contributed most to relative results. Stock selection in information technology had the largest detraction from relative performance over the period. On a regional basis, strong stock selection in Hong Kong and Mexico aided relative performance, while selection in China and Brazil detracted.
At the security level, entertainment and casino gaming operators Sands China and Melco Resorts & Entertainment were top relative contributors, while China Longyuan Power, a China-based utilities company, and Yunnan Energy New Material, a China-based materials company, partially offset relative outperformance.
Our global industry analysts will continue to focus on identifying companies with the potential to emerge from this period of volatility stronger than their peers. We believe the team’s deep fundamental research, experience managing in a variety of market environments, and long-term orientation will be critical in navigating today’s market environment. We maintain conviction that we will be able to generate alpha for Vanguard shareholders over the long term.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management, LLC	26	181	Uses a deep-value approach that focuses on the most undervalued companies based on price-to-normalized earnings. The firm believes that this value philosophy works well globally and is especially effective in emerging markets because of generally wider valuation spreads.
Baillie Gifford Overseas Ltd.	24	169	Believes that companies that can sustainably grow their business and increase earnings faster than market average will perform best. Stock selection is driven by bottom-up, fundamental analysis, focusing on a company’s potential over a meaningful time period, typically three to five years and beyond.
Oaktree Fund Advisors, LLC	24	167	Seeks securities that have been undervalued by investors. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections.
Wellington Management Company llp	23	167	Allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Cash Investments	3	25	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2023
Emerging Markets Select Stock Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$958.80	$3.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.22	4.02
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.79%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Emerging Markets Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Emerging Markets Select Stock Fund	15.10%	2.90%	1.86%	$12,027
FTSE Emerging Index	10.96	2.62	1.85	12,012
MSCI All Country World Index ex USA	12.07	3.46	2.54	12,854
See Financial Highlights for dividend and capital gains information.

Emerging Markets Select Stock Fund
Fund Allocation
As of October 31, 2023
China	29.5%
India	13.7
Brazil	11.5
Taiwan	11.0
South Korea	6.3
United States	4.9
Hong Kong	4.4
Thailand	3.0
South Africa	2.2
Mexico	2.2
Indonesia	2.1
United Kingdom	1.4
Saudi Arabia	1.4
Other	6.4
The table reflects the fund’s investments, except for short-term investments and derivatives.

Emerging Markets Select Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (92.3%)
Brazil (8.7%)
	Petroleo Brasileiro SA ADR (XNYS)	785,288	11,779
	Vale SA ADR	589,506	8,082
	Banco Bradesco SA ADR	2,437,315	6,800
	Ambev SA	2,201,766	5,616
	Cia de Saneamento Basico do Estado de Sao Paulo	249,547	2,889
	Neoenergia SA	763,100	2,652
	Centrais Eletricas Brasileiras SA	379,218	2,621
	Banco Do Brasil SA	262,600	2,518
	B3 SA - Brasil Bolsa Balcao	1,086,700	2,392
	TIM SA	754,789	2,271
	Petroleo Brasileiro SA ADR	162,039	2,241
	Itau Unibanco Holding SA ADR	417,129	2,215
	Localiza Rent a Car SA (BVMF)	219,494	2,215
*	Natura & Co. Holding SA	639,500	1,617
	Petroleo Brasileiro SA	180,939	1,358
	Lojas Renner SA	550,196	1,338
	Vale SA	66,800	914
	Weg SA	132,700	869
	Raia Drogasil SA	97,024	497
*,1	Hapvida Participacoes e Investimentos SA	288,262	211
*	Magazine Luiza SA	665,520	176
[1]	Rede D'Or Sao Luiz SA	35,600	153
	Brpr Corporate Offices Fdo De Inv Imob	1,557	19
			61,443
Canada (0.9%)
	Parex Resources Inc.	120,542	2,310
	First Quantum Minerals Ltd.	171,622	1,989
	Lundin Mining Corp.	177,373	1,108
*	Valeura Energy Inc.	264,800	750
			6,157
		Shares	Market Value• ($000)
Chile (0.4%)
[2]	Sociedad Quimica y Minera de Chile SA ADR	29,277	1,417
	Banco De Chile	11,148,490	1,145
			2,562
China (28.1%)
*	Alibaba Group Holding Ltd.	2,172,395	22,365
	Tencent Holdings Ltd.	553,244	20,475
	China Merchants Bank Co. Ltd. Class H	2,169,938	8,231
	Weichai Power Co. Ltd. Class H	5,417,864	8,110
	Haier Smart Home Co. Ltd. Class H	2,398,200	6,840
	Ping An Insurance Group Co. of China Ltd. Class H	1,134,994	5,757
	Zijin Mining Group Co. Ltd. Class H	3,694,628	5,715
	China Construction Bank Corp. Class H	8,566,677	4,845
*	Baidu Inc. Class A	331,500	4,352
	ANTA Sports Products Ltd.	379,225	4,289
	China Overseas Land & Investment Ltd.	2,246,319	4,239
	Anhui Conch Cement Co. Ltd. Class H	1,608,356	4,003
	Aluminum Corp. of China Ltd. Class H	7,378,126	3,947
[1]	WuXi AppTec Co. Ltd. Class H	309,176	3,715
*,1	Meituan Class B	250,602	3,552
	Shenzhou International Group Holdings Ltd.	356,000	3,497
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	128,551	3,264
	China Mengniu Dairy Co. Ltd.	988,173	3,227
	Kweichow Moutai Co. Ltd. Class A	13,700	3,155
	Industrial & Commercial Bank of China Ltd. Class H	5,972,724	2,862
*	Trip.com Group Ltd. ADR	81,637	2,776
	KE Holdings Inc. ADR	172,775	2,541

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	GF Securities Co. Ltd. Class H	1,948,400	2,537
	Geely Automobile Holdings Ltd.	2,225,403	2,527
	Zhejiang Longsheng Group Co. Ltd. Class A	1,933,100	2,352
	JD.com Inc. ADR	80,612	2,049
*	Trip.com Group Ltd.	59,622	2,032
	ENN Energy Holdings Ltd.	254,374	1,927
	Brilliance China Automotive Holdings Ltd.	4,186,000	1,924
	CITIC Securities Co. Ltd. Class H	966,551	1,881
	Midea Group Co. Ltd. Class A (XSEC)	255,794	1,850
	PICC Property & Casualty Co. Ltd. Class H	1,592,000	1,818
	China Resources Land Ltd.	464,480	1,739
	Sunny Optical Technology Group Co. Ltd.	205,380	1,721
	Anker Innovations Technology Co. Ltd. Class A	128,400	1,645
	China Longyuan Power Group Corp. Ltd. Class H	1,931,350	1,635
*	Daqo New Energy Corp. ADR	62,994	1,604
	CIMC Enric Holdings Ltd.	1,810,000	1,536
	JD.com Inc. Class A	117,851	1,498
[1]	China Tourism Group Duty Free Corp. Ltd. Class H	130,307	1,472
	Minth Group Ltd.	610,000	1,362
	Nine Dragons Paper Holdings Ltd.	2,389,888	1,360
*	Shanghai International Airport Co. Ltd. Class A	257,857	1,312
	KE Holdings Inc. Class A	264,770	1,304
	Midea Group Co. Ltd. Class A	177,486	1,284
	Muyuan Foods Co. Ltd.Class A	245,369	1,265
	Sinoma Science & Technology Co. Ltd. Class A	494,300	1,169
[1]	Longfor Group Holdings Ltd.	790,760	1,151
	Yunnan Energy New Material Co. Ltd. Class A	121,600	1,116
	BYD Co. Ltd. Class H	36,500	1,110
	Ping An Bank Co. Ltd. Class A	768,940	1,100
	Bank of Ningbo Co. Ltd. Class A	306,900	1,048
	China Tourism Group Duty Free Corp. Ltd. Class A	76,611	991
*	Tencent Music Entertainment Group ADR	132,550	962
*	BeiGene Ltd.	66,950	961
	China National Building Material Co. Ltd. Class H	1,883,983	897
		Shares	Market Value• ($000)
*,1	Wuxi Biologics Cayman Inc.	143,500	892
	Li Ning Co. Ltd.	289,000	886
	Suofeiya Home Collection Co. Ltd. Class A	354,790	873
*	Baidu Inc. ADR	8,144	855
	Proya Cosmetics Co. Ltd. Class A	57,980	823
	Tsingtao Brewery Co. Ltd. Class H	102,000	773
[1]	CSC Financial Co. Ltd. Class H	813,157	732
	Ping An Insurance Group Co. of China Ltd. Class A	117,700	731
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	721,750	633
*	Kanzhun Ltd. ADR	42,179	624
*,1	Kuaishou Technology	95,900	618
	Suofeiya Home Collection Co. Ltd. Class A (XSHE)	207,445	511
	Sinopharm Group Co. Ltd. Class H	205,600	492
	Anker Innovations Technology Co. Ltd. Class A (XSHE)	36,300	465
*	Zai Lab Ltd.	171,600	438
*	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.	35,100	374
	WuXi AppTec Co. Ltd. Class A	30,600	362
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	8,100	317
*	H World Group Ltd. ADR	7,898	297
	Zhongsheng Group Holdings Ltd.	119,500	276
*	Zai Lab Ltd. ADR	10,745	271
	Aluminum Corp of China Ltd. Class A	317,594	269
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	276,718	257
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	97,700	241
	Lufax Holding Ltd. ADR	245,187	234
*	BeiGene Ltd. ADR	1,152	215
	Yuexiu Property Co. Ltd.	190,000	198
[1]	Yadea Group Holdings Ltd.	106,000	193
	Amoy Diagnostics Co. Ltd. Class A (XSHE)	53,080	158
	China Vanke Co. Ltd. Class H	156,500	146
*,1	Remegen Co. Ltd. Class H	22,859	130
	Asymchem Laboratories Tianjin Co. Ltd. Class A	6,260	129
	Amoy Diagnostics Co. Ltd. Class A	37,094	110

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
[1]	Asymchem Laboratories Tianjin Co. Ltd. Class H	6,691	87
*	GDS Holdings Ltd. ADR	7,756	80
*	Alibaba Group Holding Ltd. ADR	860	71
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	3,500	70
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (XSHE)	1,700	66
*	Grand Baoxin Auto Group Ltd.	2,010,500	50
			198,843
Egypt (0.0%)
	Commercial International Bank Egypt SAE GDR (Registered)	2	—
Greece (0.4%)
*	Alpha Services and Holdings SA	2,182,259	3,267
Hong Kong (4.2%)
	Galaxy Entertainment Group Ltd.	1,424,591	8,008
	Pacific Basin Shipping Ltd.	20,973,846	6,069
	Lenovo Group Ltd.	3,878,000	4,513
[1]	WH Group Ltd.	5,093,000	3,042
	Yue Yuen Industrial Holdings Ltd.	2,357,500	2,757
	AIA Group Ltd.	217,104	1,885
*	Sands China Ltd.	599,224	1,613
	Orient Overseas International Ltd.	113,462	1,431
	Wharf Holdings Ltd.	70,500	179
			29,497
Hungary (0.8%)
	OTP Bank Nyrt	141,164	5,254
	MOL Hungarian Oil & Gas plc	87,031	693
			5,947
India (13.0%)
	Reliance Industries Ltd.	580,409	15,960
	HDFC Bank Ltd.	554,137	9,833
	Larsen & Toubro Ltd.	167,725	5,902
	Shriram Finance Ltd.	217,942	4,918
	Bharti Airtel Ltd. (XNSE)	369,648	4,060
[2]	Infosys Ltd. ADR	237,016	3,892
	UltraTech Cement Ltd.	37,002	3,745
	Aurobindo Pharma Ltd.	361,278	3,687
	Tata Consultancy Services Ltd.	83,242	3,370
	ICICI Bank Ltd. ADR	141,175	3,133
	Axis Bank Ltd.	236,797	2,794
[1]	HDFC Life Insurance Co. Ltd.	348,422	2,588
	Tech Mahindra Ltd.	171,428	2,336
*	Jio Financial Services Ltd.	808,359	2,126
	Hindustan Unilever Ltd.	55,967	1,670
*	Godrej Consumer Products Ltd.	131,729	1,570
	Kotak Mahindra Bank Ltd.	70,943	1,483
		Shares	Market Value• ($000)
	Oil & Natural Gas Corp. Ltd.	652,067	1,459
	Adani Ports & Special Economic Zone Ltd.	154,519	1,458
	Ambuja Cements Ltd.	261,126	1,332
	Bajaj Auto Ltd.	20,605	1,314
	Varun Beverages Ltd.	108,154	1,180
*	Delhivery Ltd.	230,116	1,142
	Tata Consumer Products Ltd.	104,092	1,126
[1]	SBI Life Insurance Co. Ltd.	67,051	1,101
	Colgate-Palmolive India Ltd.	37,717	958
*	Amber Enterprises India Ltd.	25,224	890
	Jubilant Foodworks Ltd.	127,889	770
	Container Corp. of India Ltd.	91,586	757
	Glenmark Pharmaceuticals Ltd.	83,109	747
*	Zomato Ltd.	539,900	683
	ICICI Bank Ltd.	55,389	609
	Apollo Hospitals Enterprise Ltd.	10,352	599
	Cipla Ltd.	41,184	594
	Maruti Suzuki India Ltd.	4,684	585
	Mahindra & Mahindra Ltd.	27,753	486
	HDFC Bank Ltd. ADR	7,366	417
	Eicher Motors Ltd.	9,842	390
	Tata Steel Ltd.	192,112	274
	Fortis Healthcare Ltd.	63,272	245
	Hero MotoCorp Ltd.	2,151	80
			92,263
Indonesia (2.0%)
	Bank Rakyat Indonesia Persero Tbk PT	40,036,042	12,519
	Telkom Indonesia Persero Tbk PT	7,428,664	1,628
			14,147
Kenya (0.1%)
	Equity Group Holdings plc	2,797,214	698
Mexico (2.1%)
	Grupo Financiero Banorte SAB de CV Class O	642,993	5,218
	Wal-Mart de Mexico SAB de CV	900,534	3,223
	Fomento Economico Mexicano SAB de CV ADR	17,208	1,952
*	Cemex SAB de CV ADR	243,638	1,455
	America Movil SAB de CV ADR	77,575	1,288
	Qualitas Controladora SAB de CV	118,414	978
	Grupo Mexico SAB de CV Series B	105,863	432
	Corp. Inmobiliaria Vesta SAB de CV	67,100	210
			14,756
Other (0.4%)
[3]	Vanguard FTSE Emerging Markets ETF	69,223	2,626

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
Philippines (0.3%)
	Bdo Unibank Inc.	750,153	1,689
	Ayala Land Inc.	461,800	227
			1,916
Poland (0.3%)
*,1	Allegro.eu SA	147,294	1,057
	KGHM Polska Miedz SA	34,440	919
			1,976
Romania (0.2%)
	Banca Transilvania SA	265,270	1,258
Russia (0.0%)
*,4	MMC Norilsk Nickel PJSC ADR	200,203	—
[4]	Sberbank of Russia PJSC	1,473,153	—
*,4	Mobile TeleSystems PJSC ADR	93,946	—
[4]	Moscow Exchange MICEX-RTS PJSC	536,630	—
*,4	MMC Norilsk Nickel PJSC	1,247	—
*,4	Sberbank of Russia PJSC ADR	476,234	—
*,4	LUKOIL PJSC ADR	102,385	—
*,4	Novatek PJSC GDR (Registered)	6,724	—
*,2,4	Ozon Holdings plc ADR	35,000	—
*,4	Gazprom PJSC	926,846	—
			—
Saudi Arabia (1.3%)
[1]	Saudi Arabian Oil Co.	495,859	4,405
	Saudi Awwal Bank	251,544	2,246
	Al Rajhi Bank	91,085	1,631
	Saudi Telecom Co.	67,821	695
	Mouwasat Medical Services Co.	10,024	267
			9,244
Singapore (0.6%)
	Wilmar International Ltd.	1,612,000	4,191
South Africa (2.1%)
[2]	Anglogold Ashanti plc	258,722	4,616
	Sasol Ltd.	342,139	4,325
	Impala Platinum Holdings Ltd.	310,240	1,292
	FirstRand Ltd.	315,005	1,039
	Mr Price Group Ltd.	115,117	832
	Discovery Ltd.	100,531	693
*	Naspers Ltd. Class N	3,878	606
	Harmony Gold Mining Co. Ltd.	131,116	601
	Thungela Resources Ltd.	58,639	520
	Gold Fields Ltd.	38,082	502
			15,026
South Korea (5.6%)
	Samsung Electronics Co. Ltd. (XKRX)	296,238	14,745
	SK Hynix Inc.	79,807	6,931
	Hankook Tire & Technology Co. Ltd.	136,687	3,878
	LG Chem Ltd. (XKRX)	9,293	3,046
	Hyundai Motor Co.	23,036	2,902
	DB Insurance Co. Ltd.	43,341	2,820
	Shinhan Financial Group Co. Ltd.	53,870	1,385
		Shares	Market Value• ($000)
	Samsung SDI Co. Ltd. (XKRX)	3,915	1,240
	WONIK IPS Co. Ltd.	52,731	1,179
	KB Financial Group Inc.	26,800	1,021
	NAVER Corp.	4,531	633
			39,780
Spain (0.2%)
	Banco Bilbao Vizcaya Argentaria SA. ADR	224,508	1,758
Taiwan (10.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	2,709,627	44,255
	Hon Hai Precision Industry Co. Ltd.	1,870,685	5,583
	MediaTek Inc.	180,227	4,704
	Accton Technology Corp.	206,000	3,192
	United Integrated Services Co. Ltd.	409,000	3,036
	Compal Electronics Inc.	2,531,000	2,202
	Nanya Technology Corp.	1,013,000	2,031
	E Ink Holdings Inc.	303,000	1,576
	Silergy Corp.	146,000	1,305
	ASPEED Technology Inc.	16,284	1,301
	Chroma ATE Inc.	191,144	1,292
	Airtac International Group	38,799	1,276
	Evergreen Marine Corp. Taiwan Ltd.	344,348	1,146
	Realtek Semiconductor Corp.	79,000	985
			73,884
Thailand (2.8%)
	PTT Exploration & Production PCL	1,122,210	5,125
	SCB X PCL	1,640,500	4,498
	Charoen Pokphand Foods PCL	5,819,800	3,027
	Bangkok Bank PCL NVDR	469,100	2,055
	Kasikornbank PCL NVDR	455,579	1,666
	Indorama Ventures PCL NVDR	2,082,900	1,372
	Bangkok Bank PCL (Registered)	215,800	946
	Kasikornbank PCL	197,153	721
	Bangkok Dusit Medical Services PCL Class F	349,600	258
	Central Pattana PCL	100,470	175
			19,843
Turkey (0.3%)
	Akbank TAS	2,133,100	2,222
United Arab Emirates (0.7%)
	Abu Dhabi Commercial Bank PJSC	1,587,605	3,469
	Emirates NBD Bank PJSC	226,034	1,043
	Emaar Properties PJSC	255,038	465
			4,977
United Kingdom (1.3%)
	Standard Chartered plc	727,225	5,576
[1]	Airtel Africa plc	1,076,448	1,483
	Fresnillo plc	201,336	1,355
	Anglo American plc	38,737	987

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Hikma Pharmaceuticals plc	7,962	184
			9,585
United States (4.7%)
*	MercadoLibre Inc.	5,567	6,907
	Credicorp Ltd.	49,655	6,205
	Freeport-McMoRan Inc.	126,596	4,276
	Cognizant Technology Solutions Corp. Class A	51,280	3,306
*	Flex Ltd.	84,985	2,186
*	Coupang Inc.	126,396	2,149
	Ternium SA ADR	41,505	1,556
	Copa Holdings SA Class A	18,416	1,504
*	Sea Ltd. ADR	32,952	1,374
*	Fabrinet	8,584	1,331
*	MakeMyTrip Ltd.	24,309	941
*	WNS Holdings Ltd. ADR	14,106	766
	Patria Investments Ltd. Class A	48,769	629
			33,130
Vietnam (0.4%)
	Vietnam Dairy Products JSC	1,137,100	3,149
*,1	Vinhomes JSC	38,300	61
			3,210
Total Common Stocks (Cost $684,130)			654,206
Preferred Stocks (2.7%)
	Cia Energetica de Minas Gerais Preference Shares	1,657,065	3,859
	Petroleo Brasileiro SA Preference Shares	490,700	3,381
	Raizen SA Preference Shares	4,460,835	3,212
	Banco Bradesco SA Preference Shares	1,027,100	2,850
	Samsung Electronics Co. Ltd. Preference Shares	69,261	2,765
		Shares	Market Value• ($000)
	Itau Unibanco Holding SA Preference Shares	419,200	2,230
*	Braskem SA Preference Shares Class A	183,937	586
Total Preferred Stocks (Cost $19,779)			18,883
Temporary Cash Investments (5.8%)
Money Market Fund (5.8%)
[5,6]	Vanguard Market Liquidity Fund, 5.420% (Cost $40,936)	409,473	40,943
Total Investments (100.8%) (Cost $744,845)			714,032
Other Assets and Liabilities— Net (-0.8%)			(5,460)
Net Assets (100%)			708,572
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $26,643,000, representing 3.8% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,210,000.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $6,026,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2023	588	27,024	(1,769)

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $701,231)	670,463
Affiliated Issuers (Cost $43,614)	43,569
Total Investments in Securities	714,032
Investment in Vanguard	26
Cash	2,627
Cash Collateral Pledged—Futures Contracts	797
Foreign Currency, at Value (Cost $471)	509
Receivables for Investment Securities Sold	741
Receivables for Accrued Income	2,059
Receivables for Capital Shares Issued	174
Total Assets	720,965
Liabilities
Payables for Investment Securities Purchased	3,353
Collateral for Securities on Loan	6,026
Payables to Investment Advisor	910
Payables for Capital Shares Redeemed	219
Payables to Vanguard	94
Variation Margin Payable—Futures Contracts	179
Foreign Capital Gain Taxes Payable	3
Deferred Foreign Capital Gains Taxes	1,609
Total Liabilities	12,393
Net Assets	708,572
1 Includes $5,210,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	799,676
Total Distributable Earnings (Loss)	(91,104)
Net Assets	708,572

Net Assets
Applicable to 36,655,025 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	708,572
Net Asset Value Per Share	$19.33

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	24,889
Dividends—Affiliated Issuers	218
Non-Cash Dividends	1,444
Interest—Unaffiliated Issuers	48
Interest—Affiliated Issuers	1,920
Securities Lending—Net	55
Total Income	28,574
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,895
Performance Adjustment	(103)
The Vanguard Group—Note C
Management and Administrative	1,954
Marketing and Distribution	45
Custodian Fees	160
Auditing Fees	38
Shareholders’ Reports	40
Trustees’ Fees and Expenses	—
Other Expenses	23
Total Expenses	6,052
Expenses Paid Indirectly	(1)
Net Expenses	6,051
Net Investment Income	22,523
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	—
Investment Securities Sold—Unaffiliated Issuers[2]	(11,158)
Investment Securities Sold—Affiliated Issuers	(489)
Futures Contracts	(286)
Forward Currency Contracts	12
Foreign Currencies	(349)
Realized Net Gain (Loss)	(12,270)

Emerging Markets Select Stock Fund
Statement of Operations (continued)
Year Ended October 31, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	82,396
Investment Securities—Affiliated Issuers	1,141
Futures Contracts	245
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	83,803
Net Increase (Decrease) in Net Assets Resulting from Operations	94,056
1	Dividends are net of foreign withholding taxes of $2,757,000.
2	Realized gain (loss) is net of foreign capital gain taxes of $1,221,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $105,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,523	26,378
Realized Net Gain (Loss)	(12,270)	(59,867)
Change in Unrealized Appreciation (Depreciation)	83,803	(261,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	94,056	(295,101)
Distributions
Total Distributions	(25,482)	(59,107)
Capital Share Transactions
Issued	141,225	179,568
Issued in Lieu of Cash Distributions	21,665	50,609
Redeemed	(152,294)	(220,976)
Net Increase (Decrease) from Capital Share Transactions	10,596	9,201
Total Increase (Decrease)	79,170	(345,007)
Net Assets
Beginning of Period	629,402	974,409
End of Period	708,572	629,402

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.42	$27.09	$22.18	$21.87	$19.68
Investment Operations
Net Investment Income[1]	.606	.715	.457	.298	.474[2]
Net Realized and Unrealized Gain (Loss) on Investments	2.019	(8.724)	4.729	.483	2.208
Total from Investment Operations	2.625	(8.009)	5.186	.781	2.682
Distributions
Dividends from Net Investment Income	(.715)	(.486)	(.276)	(.471)	(.492)
Distributions from Realized Capital Gains	—	(1.175)	—	—	—
Total Distributions	(.715)	(1.661)	(.276)	(.471)	(.492)
Net Asset Value, End of Period	$19.33	$17.42	$27.09	$22.18	$21.87
Total Return[3]	15.10%	-31.16%	23.44%	3.51%	13.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$709	$629	$974	$670	$702
Ratio of Total Expenses to Average Net Assets[4]	0.80%[5]	0.78%	0.84%	0.85%	0.93%
Ratio of Net Investment Income to Average Net Assets	2.99%	3.26%	1.65%	1.43%	2.25%[2]
Portfolio Turnover Rate	43%	41%	48%	52%	46%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.071 and 0.34%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.04%), 0.02%, (0.01%), and 0.07%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.80%.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Notes to Financial Statements
Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of

Emerging Markets Select Stock Fund
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2023, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2023.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Emerging Markets Select Stock Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Emerging Markets Select Stock Fund
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.	The investment advisory firms Pzena Investment Management, LLC, Baillie Gifford Overseas Ltd., Oaktree Fund Advisors, LLC, and Wellington Management Company llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Pzena Investment Management, LLC, Baillie Gifford Overseas Ltd., Oaktree Fund Advisors, LLC, and Wellington Management Company llp, are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.52% of the fund’s average net assets, before a net decrease of $103,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $26,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2023, these arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Emerging Markets Select Stock Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	116,903	1,145	—	118,048
Common Stocks—Other	29,021	507,137	—	536,158
Preferred Stocks	16,118	2,765	—	18,883
Temporary Cash Investments	40,943	—	—	40,943
Total	202,985	511,047	—	714,032
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1,769	—	—	1,769
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At October 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	1,769	—	1,769
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(286)	—	(286)
Forward Currency Contracts	—	12	12
Realized Net Gain (Loss) on Derivatives	(286)	12	(274)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	245	—	245

Emerging Markets Select Stock Fund
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	19,302
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(46,223)
Capital Loss Carryforwards	(64,183)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(91,104)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	25,482	32,782
Long-Term Capital Gains	—	26,325
Total	25,482	59,107
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	758,681
Gross Unrealized Appreciation	101,044
Gross Unrealized Depreciation	(145,694)
Net Unrealized Appreciation (Depreciation)	(44,650)
H.	During the year ended October 31, 2023, the fund purchased $304,537,000 of investment securities and sold $301,069,000 of investment securities, other than temporary cash investments.

Emerging Markets Select Stock Fund
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2023, such purchases were $0 and sales were $59,000, resulting in net realized gain (loss) of $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
I.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)

Issued	6,947	8,139
Issued in Lieu of Cash Distributions	1,130	2,150
Redeemed	(7,545)	(10,131)
Net Increase (Decrease) in Shares Outstanding	532	158
J.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2023 Market Value ($000)
Vanguard FTSE Emerging Markets ETF	5,342	14,034	17,399	(491)	1,140	218	—	2,626
Vanguard Market Liquidity Fund	27,141	NA1	NA1	2	1	1,920	—	40,943
Total	32,483	14,034	17,399	(489)	1,141	2,138	—	43,569
1	Not applicable—purchases and sales are for temporary cash investment purposes.
K.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can,

Emerging Markets Select Stock Fund
therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
L.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund hereby designates $15,406,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $349,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $28,944,000 and foreign taxes paid of $3,889,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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Q7520 122023

Annual Report   |   October 31, 2023
Vanguard Commodity Strategy Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Consolidated Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Commodity Strategy Fund returned –3.03%, just short of the –2.97% return of its benchmark, the Bloomberg Commodity Index Total Return.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	The performance of commodities was mixed. West Texas Intermediate Crude and most grain prices fell. Gold and other precious metals rose.
•	The fund underperformed largely because of its exposure to short-term Treasury Inflation-Protected Securities as the market continued to price in higher inflation and real yields rose.
•	The fund uses derivatives to obtain its exposure to commodities. Its holdings of commodity index futures and swaps had a net negative impact on returns.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Commodity Strategy Fund returned –3.03%. It underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned –2.97%.
Investment objective and strategy
The Commodity Strategy Fund is designed to serve investors as a potential hedge against inflation risk and as further diversification for a traditional stock/bond portfolio. It invests in commodity-linked derivative investments, such as commodity futures and swaps, collateralized by a mix of short-term U.S. Treasury Inflation-Protected Securities (TIPS) and U.S. Treasury bills. This blend of investments is expected to offer a controlled approach with the potential to enhance returns over time without taking on excessive risk.
The fund uses multiple strategies to enhance commodity returns, such as commodity curve positioning and overweighting and underweighting securities. It also takes advantage of roll schedules, a practice that involves rolling over commodity futures before or after the Bloomberg Commodity Index Total Return, rolls shorter-term futures contracts into longer-term contracts.
Investment environment
At the beginning of the period, inflation eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
The environment for commodities was mixed. Prices for West Texas Intermediate Crude fell more than 6%, while natural gas fell by more than a third. Gold and silver prices soared and platinum prices also rose as investors flocked to these safe-haven commodities because of uncertainty over the economy and inflation. Prices for corn, soybeans, and wheat fell, as did livestock prices. Soft commodities such as sugar and cotton generally rose.
Successes and shortfalls
Our positions in commodities produced about 150 basis points of outperformance. (A basis point is one-hundredth of a percentage point.) Within the commodity portion of our portfolio, our positions in the energy sector most boosted relative performance, while results in other sectors were more mixed.
Our exposure to short-term TIPS held back relative performance as the market began to price in high inflation and as inflation expectations modified. This development, along with the spike in real yields, created challenges for inflation-linked bonds.
The fund continued to fulfill its mandate of providing further diversification for a stock/bond portfolio as correlations with other asset classes remained low.

2

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns without taking excessive risks.
Portfolio Managers:
Fei Xu, CFA
Vanguard Quantitative Equity Group
Joshua C. Barrickman, CFA, Principal
Vanguard Fixed Income Group
November 15, 2023
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended October 31, 2023
Commodity Strategy Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$994.60	$1.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

Commodity Strategy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 25, 2019, Through October 31, 2023
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Since Inception (6/25/2019)	Final Value of a $50,000 Investment
Commodity Strategy Fund	-3.03%	11.20%	$79,352
Bloomberg Commodity Index Total Return	-2.97	8.32	70,780
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

Commodity Strategy Fund
Fund Allocation
As of October 31, 2023
U.S. Government Securities	100.0%
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
7

Commodity Strategy Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (74.3%)
U.S. Government Securities (74.3%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	70,224	69,588
	United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	39,432	38,767
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	63,761	62,296
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	56,875	55,187
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	58,308	56,149
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	39,743	39,252
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	46,591	44,487
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	63,939	61,251
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	56,684	53,770
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	53,832	51,208
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	25,650	25,141
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	43,779	40,933
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	53,655	50,159
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	60,588	56,309
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	49,966	46,421
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	24,799	24,543
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	61,893	56,671
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	55,086	50,929
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	62,066	59,971
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/28	56,255	51,623
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	23,314	22,520
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/28	61,293	57,921
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	23,869	24,880
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	48,963	45,291
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/28	32,778	32,671
Total U.S. Government and Agency Obligations (Cost $1,250,259)					1,177,938
				Shares
Temporary Cash Investments (24.3%)
Money Market Fund (4.9%)
[1]	Vanguard Market Liquidity Fund	5.420%		781,312	78,123
8

Commodity Strategy Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (19.4%)
[2]	United States Treasury Bill	5.228%	11/2/23	19,400	19,397
[2]	United States Treasury Bill	5.141%	11/14/23	7,400	7,386
[2]	United States Treasury Bill	5.366%	11/24/23	35,000	34,882
[2]	United States Treasury Bill	5.342%–5.387%	11/30/23	47,400	47,198
[2]	United States Treasury Bill	5.370%	12/12/23	14,900	14,810
[2,3]	United States Treasury Bill	5.383%	12/19/23	27,100	26,908
[2]	United States Treasury Bill	5.405%	12/21/23	51,000	50,624
[2]	United States Treasury Bill	5.423%	12/28/23	2,200	2,181
[2,3]	United States Treasury Bill	5.462%	1/9/24	56,400	55,829
[2,3]	United States Treasury Bill	5.416%	1/18/24	31,000	30,643
[2,3]	United States Treasury Bill	5.389%	1/25/24	16,700	16,490
					306,348
Total Temporary Cash Investments (Cost $384,451)					384,471
Total Investments (98.6%) (Cost $1,634,710)					1,562,409
Other Assets and Liabilities—Net (1.4%)					21,487
Net Assets (100%)					1,583,896
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.
3	Securities with a value of $4,527,000 have been segregated as collateral for open over-the-counter swap contracts.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	11/2/23	BANA	105,000	(0.060)	3,064	—
Bloomberg Commodity Index[2]	11/16/23	BARC	10,000	(0.100)	—	(138)
Bloomberg Commodity Index 2 Month Forward[2]	11/16/23	BARC	140,000	(0.110)	—	(1,701)
Bloomberg Commodity Index 3 Month Forward[2]	11/21/23	GSI	20,000	(0.120)	13	—
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	11/2/23	BANA	50,000	(0.170)	864	—
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	11/2/23	BANA	230,000	(0.110)	6,714	—
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	11/2/23	BANA	240,000	(0.140)	6,736	—
9

Commodity Strategy Fund
Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	11/2/23	CIBC	170,000	(0.160)	4,957	—
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	11/21/23	GSI	220,000	(0.120)	140	—
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	11/16/23	MACQ	100,000	(0.150)	—	(1,214)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	11/21/23	GSI	30,000	(0.120)	6	—
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	11/16/23	RBC	80,000	(0.130)	—	(897)
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	11/16/23	RBC	45,000	(0.160)	—	(174)
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	11/2/23	SOCG	130,000	(0.170)	3,941	—
					26,435	(4,124)
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MACQ—Macquarie Bank Ltd.
RBC—Royal Bank of Canada.
SOCG—Société Generale.
At October 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $26,308,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Commodity Strategy Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,556,606)	1,484,286
Affiliated Issuers (Cost $78,104)	78,123
Total Investments in Securities	1,562,409
Investment in Vanguard	55
Cash	133
Receivables for Investment Securities Sold	31,323
Receivables for Accrued Income	2,023
Receivables for Capital Shares Issued	734
Unrealized Appreciation—Over-the-Counter Swap Contracts	26,435
Total Assets	1,623,112
Liabilities
Payables for Investment Securities Purchased	33,118
Payables for Capital Shares Redeemed	1,815
Payables to Vanguard	159
Unrealized Depreciation—Over-the-Counter Swap Contracts	4,124
Total Liabilities	39,216
Net Assets	1,583,896
At October 31, 2023, net assets consisted of:

Paid-in Capital	1,678,449
Total Distributable Earnings (Loss)	(94,553)
Net Assets	1,583,896

Net Assets
Applicable to 60,876,048 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,583,896
Net Asset Value Per Share	$26.02

See accompanying Notes, which are an integral part of the Financial Statements.
11

Commodity Strategy Fund
Consolidated Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Interest[1]	58,648
Total Income	58,648
Expenses
The Vanguard Group—Note B
Investment Advisory Services	152
Management and Administrative	3,255
Marketing and Distribution	98
Custodian Fees	46
Auditing Fees	52
Shareholders’ Reports	59
Trustees’ Fees and Expenses—Note B	15
Other Expenses	15
Total Expenses	3,692
Expenses Paid Indirectly	(24)
Net Expenses	3,668
Net Investment Income	54,980
Realized Net Gain (Loss)
Investment Securities Sold[1]	(33,642)
Futures Contracts	(24)
Swap Contracts	(159,258)
Realized Net Gain (Loss)	(192,924)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	33,534
Swap Contracts	44,859
Change in Unrealized Appreciation (Depreciation)	78,393
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,551)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,621,000, ($15,000), $1,000, and $7,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Commodity Strategy Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,980	94,414
Realized Net Gain (Loss)	(192,924)	131,973
Change in Unrealized Appreciation (Depreciation)	78,393	(123,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,551)	102,844
Distributions
Total Distributions	(244,178)	(390,043)
Capital Share Transactions
Issued	780,178	1,800,077
Issued in Lieu of Cash Distributions	186,091	271,967
Redeemed	(1,072,899)	(1,476,116)
Net Increase (Decrease) from Capital Share Transactions	(106,630)	595,928
Total Increase (Decrease)	(410,359)	308,729
Net Assets
Beginning of Period	1,994,255	1,685,526
End of Period	1,583,896	1,994,255

See accompanying Notes, which are an integral part of the Financial Statements.
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Commodity Strategy Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	June 25 2019[1]to October 31, 2019	Year Ended October 31,
		2023	2022	2021	2020
Net Asset Value, Beginning of Period	$30.69	$36.85	$24.32	$24.83	$25.00
Investment Operations
Net Investment Income[2]	.826	1.474	.890	.265	.143
Net Realized and Unrealized Gain (Loss) on Investments	(1.612)	.751	11.774	(.620)	(.313)
Total from Investment Operations	(.786)	2.225	12.664	(.355)	(.170)
Distributions
Dividends from Net Investment Income	(3.884)	(8.385)	(.134)	(.155)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.884)	(8.385)	(.134)	(.155)	—
Net Asset Value, End of Period	$26.02	$30.69	$36.85	$24.32	$24.83
Total Return[3]	-3.03%	9.80%	52.30%	-1.45%	-0.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,584	$1,994	$1,686	$373	$207
Ratio of Total Expenses to Average Net Assets	0.21%[4]	0.21%[4]	0.20%	0.20%	0.20%[5]
Ratio of Net Investment Income to Average Net Assets	3.08%	4.47%	2.79%	1.15%	1.65%[5]
Portfolio Turnover Rate	30%	47%	15%	38%	7%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
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Commodity Strategy Fund
Notes to Consolidated Financial Statements
Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The Consolidated Financial Statements include Vanguard CSF Portfolio which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2023, the subsidiary comprises $328,762,000, or 21%, of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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Commodity Strategy Fund
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at October 31, 2023.
3. Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swaps in inflation-linked investments and high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2023, the fund’s average amounts of investments in total return swaps represented 99% of net assets, based on the average of notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.
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Commodity Strategy Fund
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	17,378	—	17,378	—	17,554	—
Barclays Bank plc	—	(1,839)	(1,839)	2,035	—	—
Canadian Imperial Bank of Commerce	4,957	—	4,957	—	5,019	—
Goldman Sachs International	159	—	159	112	—	159
Macquarie Bank Ltd.	—	(1,214)	(1,214)	1,344	—	—
Royal Bank of Canada	—	(1,071)	(1,071)	1,036	—	—
Société Generale	3,941	—	3,941	—	3,735	206
Total	26,435	(4,124)	22,311	4,527	26,308	365
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing
17

Commodity Strategy Fund
restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $55,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital
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Commodity Strategy Fund
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $24,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,177,938	—	1,177,938
Temporary Cash Investments	78,123	306,348	—	384,471
Total	78,123	1,484,286	—	1,562,409
Derivative Financial Instruments
Assets
Swap Contracts	—	26,435	—	26,435
Liabilities
Swap Contracts	—	4,124	—	4,124
E.	At October 31, 2023, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

Consolidated Statement of Assets and Liabilities Caption	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Total ($000)
Unrealized Appreciation— Over-the-Counter Swap Contracts	26,435	—	26,435

Unrealized Depreciation— Over-the-Counter Swap Contracts	4,124	—	4,124
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Commodity Strategy Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Total ($000)
Futures Contracts	—	(24)	(24)
Swap Contracts	(159,258)	—	(159,258)
Realized Net Gain (Loss) on Derivatives	(159,258)	(24)	(159,282)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap Contracts	44,859	—	44,859
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable operations of the subsidiary were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(99,965)
Total Distributable Earnings (Loss)	99,965
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and operations of the subsidiary. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	34,135
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(72,385)
Capital Loss Carryforwards	(56,303)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(94,553)
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Commodity Strategy Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	244,178	390,043
Long-Term Capital Gains	—	—
Total	244,178	390,043
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,634,795
Gross Unrealized Appreciation	36,996
Gross Unrealized Depreciation	(109,381)
Net Unrealized Appreciation (Depreciation)	(72,385)
G.	During the year ended October 31, 2023, the fund purchased $399,638,000 of investment securities and sold $756,615,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)

Issued	28,765	54,611
Issued in Lieu of Cash Distributions	6,887	10,325
Redeemed	(39,756)	(45,700)
Net Increase (Decrease) in Shares Outstanding	(4,104)	19,236
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such
21

Commodity Strategy Fund
payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Commodity Strategy Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the four years in the period ended October 31, 2023 and for the period June 25, 2019 (inception) through October 31, 2019 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 and for the period June 25, 2019 (inception) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
The fund hereby designates $36,703,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 16.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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Q5170 122023

Annual Report   |   October 31, 2023
Vanguard Global Environmental Opportunities Stock Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	From its inception on November 16, 2022, through October 31, 2023, Vanguard Global Environmental Opportunities Stock Fund returned –12.40% for Investor Shares and –12.28% for Admiral Shares. The fund significantly lagged its benchmark, the MSCI All Country World Index, which returned 5.01% for the same time period.
•	The fund is a concentrated stock fund focused on broader environmental opportunities with an emphasis on decarbonization.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	Five of the fund’s 11 sectors contributed positively to performance. Health care, financials, and consumer staples produced the strongest results. Information technology, industrials, and utilities were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisors’ Report
From Vanguard Global Environmental Opportunities Stock Fund’s inception on November 16, 2022, through October 31, 2023, the economic environment was challenging for companies focused on combating climate change. This environment led to our portfolio returning –12.40% for Investor Shares and –12.28% for Admiral Shares. We significantly underperformed our benchmark, the MSCI All Country World Index, which returned 5.01% for the period. Regardless, we remain optimistic that the fund is well positioned for the long term.
Investment objective and strategy
We concentrate our investments in securities whose principal business activities are in climate change-related industries. Our portfolio is composed of approximately 25 companies with the potential to outperform the fund’s benchmark over the long term.
We use an integrated investment approach that selects investments pursuant to an initial proprietary screening process, a fundamental research process, an assessment of the overall portfolio, and ongoing monitoring of positions.
Market environment
The period was challenging for many of the companies that are contributing to sustainable decarbonization, particularly toward the end of the period. In comparison, global equities achieved positive returns, which were mostly driven by a small number of U.S. technology firms. The “Magnificent Seven” stocks (Microsoft, Apple, Alphabet, Amazon,
Tesla, Meta Platforms, and Nvidia) contributed about 90% of the return of MSCI All Country World Index.
Within the universe of companies we consider, utilities shares were hurt by rising interest rates. More broadly, rising rates caused a downturn in sentiment toward clean technologies: There was a rise in expectations that higher capital costs would make the investment required for the energy transition less affordable. However, although capital costs are important, the transition to clean energy generally involves up-front spending to save money later. Renewable energy remained cheaper than fossil fuels almost everywhere globally.
Despite the negative sentiment, growth remained strong across clean-tech sectors, whether measured by wind and solar installation rates, electric vehicle (EV) sales, or energy-efficiency metrics. Overall, spending on clean technologies remained on track to reach the forecasted $1.7 trillion that will be invested in clean technologies in 2023, versus $1.1 trillion in fossil fuels.
Regionally, as economic growth fell short of expectations, there were weaker share-price performances by decarbonization-linked companies in China, which is home to some global-market-leading clean-tech businesses.
More positively, companies that are contributing to decarbonization via energy and resource efficiency generally performed well. Their services were in

2

demand as persistent inflation in many countries increased costs for businesses and households, giving additional momentum to the longer-term trend toward more efficient solutions.
Our successes and shortfalls
Relative performance was hurt by our exposure to China, given the weaker macroeconomic backdrop. Another difficulty was the fund’s lack of exposure to the strongest-performing U.S. mega-capitalization technology companies. These companies do not have decarbonization as a material driver of performance, and we do not expect the majority of their future growth to be driven by climate solutions, so the fund does not invest in them. Finally, rising interest rates hurt the shares of the portfolio’s clean-energy-focused utilities.
At the individual stock level, the main detractors were:
  •   Xinyi Solar, the world’s largest producer of solar glass. It underperformed because of lower solar glass profitability, disappointing earnings, and weak sentiment toward Chinese stocks. We see the company’s long-term prospects being bolstered by strong structural growth in solar demand and Xinyi’s industry-leading profitability and production expertise.
  •   Wuxi Lead Intelligent Equipment, which sells battery production equipment and services to leading EV and EV battery manufacturers. It underperformed because of concerns over lithium-ion battery overcapacity in China, slower EV growth expectations, and weak sentiment toward Chinese stocks in general. We believe that the company is well positioned to benefit from global EV growth; most of Wuxi’s competitors lack the scale required to support EV businesses’ ambitious expansion plans.
  •   Orsted, a global leader in developing, constructing, and operating offshore wind farms. Its performance was affected by factors that include higher interest rates, cost inflation, and concerns about offshore wind production in the U.S. Although our structural-growth thesis for Orsted remains intact—the world will need to build significant offshore wind to meet net-zero emissions targets—we have been disappointed with the size of the company’s U.S. write-down and management’s strategy execution.
Positive contributors included:
  •   Power Grid Corporation of India, which we added during the first quarter of 2023. The company is a leading electricity transmission business in India, where we are seeing strong growth in power demand and ambitious plans to decarbonize the energy sector. Power Grid has a leading market share and a cost-of-capital advantage. Its shares outperformed largely because of strong performance by the business over the third quarter. The stock was also supported by expectations of significant capital expenditure on the integration of renewables in India.
  •   Ansys, which develops software solutions that help to accelerate product time-to-market, reduce production costs,
3

and improve engineering processes. It benefited from solid earnings results that reflected growth across regions and industries.
  •   Analog Devices, a leading global analog semiconductor supplier for end-markets directly driven by decarbonization. The company generally benefited from solid business performance and positive sentiment toward the semiconductor sector. The share price reached our target; we exited the position during the third quarter of 2023.
Positioning and outlook
We remain focused on companies that we believe will benefit from the need for decarbonization via a high-conviction investment approach.
The sentiment toward renewables is as negative as we have experienced. However, we believe that the long-term structural case for businesses that are positively exposed to decarbonization, including select renewables, remains very much intact. Despite recent unfavorable market moves, we believe we are well positioned for the long term; trends in climate finance remain a strong growth driver for companies that are helping the world decarbonize. However, climate spending remains well below the level required to achieve the world’s net-zero ambitions.
As noted, the recent rapid increase in long-term U.S. interest rates has had a significant, negative impact on sector sentiment. However, even at current cost-of-capital levels, clean energy is still markedly cheaper than energy generated by fossil fuels in almost every market.
Not every part of the world is as worried about rising inflation and interest rates as the U.S., including China. From a longer-term perspective, we believe that the decarbonization-linked opportunities in China remain very broad; there are a good number of companies that meet our criteria for sustainable returns, structural-growth potential, and competitive advantages.
The structural economic trends driving climate solutions remain intact. Demand for wind and solar power continues to rise, underpinning the long-term growth potential of companies supporting the shift to renewable energy. For example, 2022 saw a 50% increase in solar demand. Globally, more than seven million EVs and hybrids were sold in the first seven months of 2023, accounting for 23% of all new vehicle sales. The clean energy industry benefits from structural demand drivers for resource-efficiency solutions, which include tighter building regulations and ways to address rising global temperatures.
The period has underscored the fact that the energy transition will be a bumpy ride—but the destination remains an exciting one. For all its ups and downs, this year has strengthened our conviction that decarbonization is the structural-growth opportunity of our generation. It has also confirmed our view that our highly selective investment approach, with a focus on leading
4

businesses across sectors that are making a positive contribution to decarbonization, is the right one to take.
Deirdre Cooper
Portfolio Manager
Graeme Baker
Portfolio Manager
Ninety One North America, Inc.
November 10, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2023
	Beginning Account Value 11/16/2022	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Global Environmental Opportunities Stock Fund
Investor Shares	$1,000.00	$844.70	$3.49
Admiral™ Shares	1,000.00	845.40	2.79
Based on Hypothetical 5% Yearly Return
Global Environmental Opportunities Stock Fund
Investor Shares	$1,000.00	$1,021.43	$3.82
Admiral Shares	1,000.00	1,022.18	3.06
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.75% for Investor Shares and 0.60% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Global Environmental Opportunities Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 16, 2022, Through October 31, 2023
Initial Investment of $10,000
	Total Returns Period Ended October 31, 2023
	Since Inception (11/16/2022)	Final Value of a $10,000 Investment
Global Environmental Opportunities Stock Fund Investor Shares	-12.40%	$8,760
MSCI All Country World Index	5.01	10,501
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	Since Inception (11/16/2022)	Final Value of a $50,000 Investment
Global Environmental Opportunities Stock Fund Admiral Shares	-12.28%	$43,860
MSCI All Country World Index	5.01	52,505
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

Global Environmental Opportunities Stock Fund
Fund Allocation
As of October 31, 2023
United States	42.0%
China	20.5
Denmark	12.5
Spain	6.0
India	4.8
United Kingdom	3.7
Germany	3.6
France	3.4
Taiwan	2.7
Other	0.8
The table reflects the fund’s investments, except for short-term investments.
9

Global Environmental Opportunities Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.2%)
China (20.3%)
	Wuxi Lead Intelligent Equipment Co. Ltd. Class A	598,627	2,288
	Contemporary Amperex Technology Co. Ltd. Class A	75,628	1,914
	Xinyi Solar Holdings Ltd.	2,700,000	1,589
	Sungrow Power Supply Co. Ltd. Class A	134,809	1,548
	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	420,535	1,534
			8,873
Denmark (12.4%)
*	Vestas Wind Systems A/S	90,068	1,952
	Novozymes A/S Class B	41,502	1,865
[1]	Orsted A/S	33,461	1,617
			5,434
France (3.4%)
	Schneider Electric SE	9,715	1,495
Germany (3.6%)
	Infineon Technologies AG	53,690	1,568
India (4.8%)
	Power Grid Corp. of India Ltd.	864,805	2,100
Italy (0.8%)
	Industrie De Nora SpA	24,588	347
Spain (5.9%)
	Iberdrola SA (XMAD)	232,113	2,582
Taiwan (2.7%)
	Voltronic Power Technology Corp.	29,000	1,163
United Kingdom (3.7%)
	Croda International plc	30,374	1,619
United States (41.6%)
	Waste Management Inc.	21,437	3,523
	NextEra Energy Inc.	42,995	2,506
*	ANSYS Inc.	8,274	2,302
	TE Connectivity Ltd.	18,156	2,140
*	Autodesk Inc.	10,692	2,113
*	Aptiv plc	22,232	1,939
	Rockwell Automation Inc.	6,128	1,610
	Carlisle Cos. Inc.	5,906	1,501
	Trane Technologies plc	2,985	568
			18,202
Total Common Stocks (Cost $50,533)			43,383
10

Global Environmental Opportunities Stock Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2]	Vanguard Market Liquidity Fund, 5.420% (Cost $176)	1,766	177
Total Investments (99.6%) (Cost $50,709)			43,560
Other Assets and Liabilities—Net (0.4%)			154
Net Assets (100%)			43,714
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $1,617,000, representing 3.7% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Global Environmental Opportunities Stock Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $50,533)	43,383
Affiliated Issuers (Cost $176)	177
Total Investments in Securities	43,560
Investment in Vanguard	2
Foreign Currency, at Value (Cost $79)	77
Receivables for Investment Securities Sold	44
Receivables for Accrued Income	14
Receivables for Capital Shares Issued	107
Total Assets	43,804
Liabilities
Payables for Investment Securities Purchased	4
Payables to Investment Advisor	42
Payables for Capital Shares Redeemed	7
Payables to Vanguard	6
Deferred Foreign Capital Gains Taxes	31
Total Liabilities	90
Net Assets	43,714
At October 31, 2023, net assets consisted of:

Paid-in Capital	50,807
Total Distributable Earnings (Loss)	(7,093)
Net Assets	43,714

Investor Shares—Net Assets
Applicable to 998,207 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,485
Net Asset Value Per Share—Investor Shares	$17.52

Admiral Shares—Net Assets
Applicable to 1,196,250 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,229
Net Asset Value Per Share—Admiral Shares	$21.93

See accompanying Notes, which are an integral part of the Financial Statements.
12

Global Environmental Opportunities Stock Fund
Statement of Operations

November 2, 2022[1] to October 31, 2023
($000)
Investment Income
Income
Dividends[2]	519
Non-Cash Dividends	94
Interest[3]	61
Total Income	674
Expenses
Investment Advisory Fees—Note B	135
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8
Management and Administrative—Admiral Shares	8
Custodian Fees	24
Auditing Fees	35
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	—
Professional Services	24
Total Expenses	258
Expenses Paid Indirectly	(5)
Net Expenses	253
Net Investment Income	421
Realized Net Gain (Loss)
Investment Securities Sold[3]	(252)
Foreign Currencies	(9)
Realized Net Gain (Loss)	(261)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3,4]	(7,180)
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	(7,182)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,022)
1	Commencement of subscription period for the fund.
2	Dividends are net of foreign withholding taxes of $44,000.
3	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $61,000, ($1,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $31,000.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Global Environmental Opportunities Stock Fund
Statement of Changes in Net Assets

November 2, 2022[1] to October 31, 2023
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	421
Realized Net Gain (Loss)	(261)
Change in Unrealized Appreciation (Depreciation)	(7,182)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,022)
Distributions
Investor Shares	—
Admiral Shares	—
Total Distributions	—
Capital Share Transactions
Investor Shares	20,111
Admiral Shares	30,625
Net Increase (Decrease) from Capital Share Transactions	50,736
Total Increase (Decrease)	43,714
Net Assets
Beginning of Period	—
End of Period	43,714
1	Commencement of subscription period for the fund.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Global Environmental Opportunities Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	November 2, 2022[1] to October 31, 2023
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.188
Net Realized and Unrealized Gain (Loss) on Investments	(2.668)
Total from Investment Operations	(2.480)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$17.52
Total Return[3]	-12.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17
Ratio of Total Expenses to Average Net Assets	0.77%[4,5]
Ratio of Net Investment Income to Average Net Assets	0.98%[4]
Portfolio Turnover Rate	35%
1	The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16, 2022, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.75%.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Global Environmental Opportunities Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	November 2, 2022[1] to October 31, 2023
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.279
Net Realized and Unrealized Gain (Loss) on Investments	(3.349)
Total from Investment Operations	(3.070)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$21.93
Total Return[3]	-12.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26
Ratio of Total Expenses to Average Net Assets	0.62%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.16%[4]
Portfolio Turnover Rate	35%
1	The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16, 2022, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.60%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Global Environmental Opportunities Stock Fund
Notes to Financial Statements
Vanguard Global Environmental Opportunities Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and uncommitted credit facility provided by
17

Global Environmental Opportunities Stock Fund
Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under the facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’sinvestment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended October 31, 2023, the fund did not utilize the credit facility or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Ninety One North America, Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended October 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
18

Global Environmental Opportunities Stock Fund
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	18,202	—	—	18,202
Common Stocks—Other	—	25,181	—	25,181
Temporary Cash Investments	177	—	—	177
Total	18,379	25,181	—	43,560
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	71
Total Distributable Earnings (Loss)	(71)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
19

Global Environmental Opportunities Stock Fund
The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	740
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(7,833)
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(7,093)
The tax character of distributions paid was as follows:
Period Ended October 31,
2023 Amount ($000)
Ordinary Income	—
Long-Term Capital Gains	—
As of October 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	51,361
Gross Unrealized Appreciation	920
Gross Unrealized Depreciation	(8,721)
Net Unrealized Appreciation (Depreciation)	(7,801)
G.	During the period ended October 31, 2023, the fund purchased $64,494,000 of investment securities and sold $13,805,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	November 2, 2022[1] to October 31, 2023
	Amount ($000)	Shares (000)
Investor Shares
Issued	26,143	1,298
Issued in Lieu of Cash Distributions	—	—
Redeemed	(6,032)	(300)
Net Increase (Decrease)—Investor Shares	20,111	998
20

Global Environmental Opportunities Stock Fund
	November 2, 2022[1] to October 31, 2023
	Amount ($000)	Shares (000)
Admiral Shares
Issued	37,053	1,468
Issued in Lieu of Cash Distributions	—	—
Redeemed	(6,428)	(272)
Net Increase (Decrease)—Admiral Shares	30,625	1,196
1	Commencement of subscription period for the fund.
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Global Environmental Opportunities Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Environmental Opportunities Stock Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the "Fund") as of October 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 2, 2022 (commencement of subscription period) through October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period November 2, 2022 (commencement of subscription period) through October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 14.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $11,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
QV0120 122023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2023: $135,000
Fiscal Year Ended October 31, 2022: $192,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2023: $9,326,156
Fiscal Year Ended October 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2023: $3,295,934
Fiscal Year Ended October 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended October 31, 2023: $1,678,928
Fiscal Year Ended October 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2023: $25,000
Fiscal Year Ended October 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2023: $1,703,928
Fiscal Year Ended October 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.